UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Term Loan Credit Agreement

On November 25, 2015, AmerisourceBergen Corporation (the “Company”) entered into an Amendment No. 1 to Term Loan Credit Agreement (the “Amendment”) with Bank of America, N.A., as administrative agent, and certain of the other lenders party to the Company’s Term Loan Credit Agreement, dated as of February 9, 2015. The Amendment made certain changes to the definitions, representations and negative covenants in the Term Loan Credit Agreement, including:

•                  Modifying the definition of “Permitted Investments”; and

•                  Allowing subsidiaries of the Company to incur indebtedness that is owed to the Company or another subsidiary of the Company, subject to certain restrictions.

The foregoing description of the Amendment, and the Term Loan Credit Agreement as amended thereby (a copy of which is attached to the Amendment as Exhibit A), does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Certain of the lenders under the Term Loan Credit Agreement, and their affiliates, have various relationships with the Company and have in the past provided, and may in the future provide, investment banking, commercial banking, derivative transactions and financial advisory services to the Company and its affiliates in the ordinary course of business for which they have received and may continue to receive fees and commissions. In particular, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America, N.A., and Wells Fargo Securities, LLC, an affiliate of Wells Fargo Bank, N.A., have served as joint book-running managers, and certain affiliates of the other lenders have served as underwriters, in connection with past senior note offerings by the Company, and such affiliates may serve similar roles in future securities offerings by the Company. In addition, certain of the lenders serve various roles in connection with a $950 million receivables securitization facility to which the Company’s subsidiary, AmerisourceBergen Drug Corporation, is a party and pursuant to which accounts receivables are sold on a revolving basis to a special purpose entity. The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch, serves as administrator and a purchaser under the program and Wells Fargo Bank, N.A. serves as a purchaser under the program. Certain of the other lenders or their affiliates also serve as lenders or purchasers under the securitization facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

10.1                        Amendment No. 1 to Term Loan Credit Agreement, dated as of November 25, 2015, among AmerisourceBergen Corporation, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: December 2, 2015	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of November 25, 2015, among AmerisourceBergen Corporation, the lenders party thereto and Bank of America, N.A., as Administrative Agent.